Contingent liabilities	12 Months Ended
Dec. 31, 2023
Disclosure of contingent liabilities [abstract]
Contingent liabilities	Contingent liabilities
(a)Indemnification obligations
In the normal course of operations, we provide indemnification in conjunction with certain transactions. The terms of these indemnification obligations range in duration. These indemnifications would require us to compensate the indemnified parties for costs incurred as a result of failure to comply with contractual obligations or litigation claims or statutory sanctions or damages that may be suffered by an indemnified party. In some cases, there is no maximum limit on these indemnification obligations. The overall maximum amount of an indemnification obligation will depend on future events and conditions and therefore cannot be reasonably estimated. Where appropriate, an indemnification obligation is recorded as a liability. Other than obligations recorded as liabilities at the time of such transactions, historically we have not made significant payments under these indemnifications. As at December 31, 2023 and 2022, we had no liability recorded in respect of indemnification obligations.
(b)Claims and lawsuits
We are party to various legal proceedings and claims that arise in the ordinary course of business. The ultimate outcome of these matters is inherently uncertain. Therefore, if one or more of these matters were resolved against us for amounts in excess of management's estimates of loss, or if any outcome becomes more likely than not and estimable, our results of operations and financial condition could be adversely affected.